Exhibit 10.3
                      NON-COMPETITION, CONFIDENTIALITY AND

                              INVENTIONS AGREEMENT

         THIS AGREEMENT, made as of May 17, 2000 by and between Big Technologies, Inc., a Delaware corporation (the "Company"), and ________________ ("Employee").

                          W I T N E S S E T H T H A T:

         WHEREAS, the Company is engaged in the business of providing Web development and other consulting services to clients;

         WHEREAS, the Company's business depends upon the continued confidentiality of its proprietary information, including, without limitation, its trade secrets, know-how and other technology and intellectual property relating to the services it provides and the details of its business relationships with customers, suppliers and other third parties, and all other non-public information;

         WHEREAS, Employee will be employed by the Company in a capacity in which Employee will become familiar with the Company's proprietary and confidential information and the Company is willing to initiate the employment only if Employee assents to the terms hereof; and

         WHEREAS, Employee desires to be employed by the Company and to receive all of the benefits appurtenant to such employment,

         NOW, THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Employee hereby agree as follows:

         1. Non-Competition. During Employee's employment by the Company and for a period of 1 year following the termination of Employee's employment with the Company for any reason, whether such termination is voluntary or involuntary, with or without cause, Employee will not directly or indirectly, either as principal, agent, employee, consultant, officer, director, stockholder, lender or in any other capacity:

         (a) engage in or have a financial interest in any business which is competitive with the business of the Company; provided, however, that nothing contained herein shall preclude the Employee from purchasing or owning less than five percent (5%) of the stock or other securities of any company with publicly-held securities; or

         (b) contact or solicit any employee, consultant, independent contractor, or agent of the Company with the intention or effect of encouraging such party to terminate his or her employment, agency or other relationship, as applicable, with the Company; or

         (c) contact or otherwise solicit, accept business from, or compete for existing or prospective customers or suppliers, licensors or licensees, franchisors or franchisees of the Company with the intention or effect of encouraging such party to terminate or reduce the volume of its business with the Company or to place any portion of its business elsewhere.

         For the purposes hereof, a business will be deemed competitive with the business of the Company or in competition with the Company if it is carried on anywhere in the United States and Canada or other parts of North America and if it involves the performing of services and/or the production, manufacture, distribution, sale or development of any product similar to services performed or products produced, manufactured, distributed, sold or developed or being developed by the Company relating to the development of Web sites or applications accessible over the Internet for local and state governments or for not-for-profit entities (the "Work Scope") and/or the licensing of any process or technology similar to those utilized, developed or being developed by the Company during the period in which Employee is employed or otherwise affiliated with the Company. Determination of whether services are within the Work Scope shall be solely within the reasonable discretion of the Company's Board of Directors, whose decisions will be final and binding, absent a non-appealable final order by a court with jurisdiction that such Board of Directors acted unreasonably.

         Employee acknowledges and agrees that strict enforcement of the terms of this Agreement is necessary for the purpose of ensuring the preservation, protection and continuity of the business, trade secrets and goodwill of the Company and that, in furtherance of such purpose, the prohibition against competition imposed by this Section 1 is narrow, reasonable and fair. If any part of this Section 1 should be determined by a court of competent jurisdiction to be unreasonable in duration, geographic area, or scope, then this Agreement is intended to and shall extend only for such period of time, in such area and/or with respect to such activities as are determined to be reasonable by such court.

         2. Confidential Information.

         (a) During the term of Employee's employment by the Company, or at any time following the termination of Employee's employment by the Company, for any or no reason, whether voluntary or involuntary, with or without cause, Employee will not, without the express prior written consent of the Company, disclose to others, use or publish (other than as may be required by Employee's duties while employed by the Company in the ordinary course of the Company's business) any proprietary, secret or confidential information of the Company ("Company Information"), which for the purposes hereof shall include, without limitation, information designated by the Company as "proprietary," "secret," or "confidential" (or otherwise similarly designated) or information which is not generally known to those outside of the Company detailing, listing, describing or otherwise relating to:

                  (i) the business, conduct or operations of the Company or any of the Company's customers, licensors, licensees, suppliers, consultants or employees; or

                  (ii) any materials, devices, processes, methods, ways of business, programs, and/or formulae, technology, research, development, lists naming the parties in the categories described in Section 2(a)(i) hereof and the like, used in organizing, promoting, conducting, managing or exploiting the Company's products or services; or

                  (iii) the existence or betterment of, or possible new uses or applications for, any of the Company's products or services. The obligations of confidentiality set forth in this Section 2 extend to any proprietary information of any third parties contracting with the Company whether or not the Company has undertaken an express obligation of confidentiality with regard to such persons.

         (b) Upon the termination of Employee's employment by the Company, Employee agrees that Employee will not take from (nor keep copies or duplicates of), but will promptly return to the Company, any drawings, notes, plans, lists, computer programs or files, blueprints, letters, writings or any other documents whatsoever or reproductions thereof recording, reflecting or embodying any Company Information.

         (c) Employee acknowledges that the Company is now and may hereafter be subject to non-disclosure or confidentiality agreements with third persons or entities pursuant to which the Company must protect or refrain from use of proprietary information which is the property of such third persons. Employee hereby agrees upon the direction of the Company to be bound by the terms of such agreements in the event Employee has access to the proprietary information protected thereunder to the same extent as if Employee was an original individual signatory thereto.

         (d) Notwithstanding the foregoing, the term Company Information shall not apply to information (u) Employee is compelled pursuant to an order of a court or other body having jurisdiction over such matter to do so (in which case the Company shall be given prompt written notice of such intention to divulge not less that five (5) days prior to such disclosure or such shorter period as the circumstances may reasonably permit), (v) which the Company or an Affiliate has voluntarily disclosed to the public without restriction, (w) which has otherwise lawfully entered the public domain, (x) which the Company or an Affiliate has permitted Employee to disclose by its prior written consent; or
(y) which Employee may disclose at a forum, workshop or round table conference with the prior knowledge and consent of the Company.

         3. Rights to Intellectual Property.

         (a) Any and all inventions, processes, procedures, systems, discoveries, designs, configurations, technology, works of authorship (including but not limited to computer programs), trade secrets and improvements (whether or not patentable and whether or not they are made, conceived or reduced to practice during working hours or using the Company's data or facilities) (collectively, the "Inventions") which Employee makes, conceives, reduces to practice, or otherwise acquires during the term of this Agreement (either solely or jointly with others), and which are related to the Company's present or planned business, services or products, shall be the sole property of the Company and shall at all times and for all purposes be regarded as acquired and held by Employee in a fiduciary capacity for the sole benefit of the Company. All Inventions that consist of works of authorship capable of protection under copyright laws shall be prepared by Employee as "works made for hire", with the understanding that the Company shall own all of the exclusive rights to such works of authorship under the United States copyright law and all international copyright conventions and foreign laws. Employee hereby assigns to the Company, without further compensation, all such Inventions and any and all patents, copyrights, trademarks, trade names or applications therefor, in the United States and elsewhere, relating thereto. Employee shall promptly disclose to the Company and to no other party all such Inventions and shall assist the Company for its own benefit in obtaining and enforcing patents and copyright registrations on such Inventions in all countries. Upon request, Employee shall execute all applications, assignments, instruments and papers and perform all acts (such as the giving of testimony in interference proceedings and infringement suits or other litigation) necessary or desired by the Company to enable the Company and its successors, assigns and nominees to secure and enjoy the full benefits and advantages of such Inventions.

         (b) In the event the Company is unable, after reasonable effort, to secure Employee's signature on any document or instrument necessary to secure trademarks, letters patent, copyrights or other analogous protection relating to an Invention, whether because of Employee's physical or mental incapacity or for any other reason whatsoever, Employee hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Employee's agent and attorney-in-fact, to act for and in Employee's behalf and stead to execute and file any such application or applications and to do all other lawfully permitted acts to further the prosecution and issuance of trademarks, letters patent, copyright or other analogous protection thereon with the same legal force and effect as if executed by Employee.

         4. No Conflicting Obligation. Employee hereby represents and warrants to the Company that Employee (i) is not presently under and will not hereafter become subject to any obligation to any person which is inconsistent or in conflict with this Agreement or which would prevent, limit or impair in any way Employee's performance of Employee's obligations hereunder and (ii) has not disclosed and will not disclose to the Company, nor use for the Company's benefit, any confidential information or trade secrets of any prior employer or principal, unless and until such confidential information and trade secrets have become public knowledge without Employee's participation, or unless such disclosure is expressly permitted by any agreement with such prior employer or principal.

         5. Governing Law; Severability. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed according to the laws of the State of New York without giving effect to choice or conflict of law provisions. If any term or provision of this Agreement, or the application thereof to any person or circumstance, shall, for any reason and to any extent, be declared invalid or unenforceable by a court of competent jurisdiction, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the fullest extent permitted by law.

         6. Injunctive Relief. Employee hereby expressly acknowledges and agrees that any breach or threatened breach of any of the terms set forth in Sections 1, 2 or 3 of this Agreement may result in significant and irreparable damage to the Company. Therefore, Employee hereby agrees that the Company shall be entitled, in addition to any other remedies available at law, to injunctive or other equitable relief by a court of appropriate jurisdiction in the event of any breach or threatened breach of the terms of Sections 1, 2 or 3 of this Agreement. If any such action is brought by the Company to enforce, or seek damages for the violation of, the provisions of this Agreement, and the Company prevails in such action, Employee shall be obligated to pay to the Company all costs and expenses, including actual attorneys' fees, incurred therein by the Company, and such costs, expenses and attorneys' fees shall be included in and as a part of such judgment or award; and the determination by the judge in such action shall be conclusive on the matter of whether the Company prevailed for purposes hereof.

         7. Amendments; Waiver; Counterparts. No amendment or alteration of the terms of this Agreement shall be valid or binding unless made in a writing signed by each of the parties to this Agreement specifically referring to this Agreement. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument.

         8. Entire Agreement; Binding Effect. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof and shall be binding upon and inure to the benefit of the Company and any affiliate thereof and Employee and their respective successors and assigns and legal representatives.

         9. Advice of Counsel. Employee acknowledges that Employee has been advised by the Company to review the terms of this Agreement with legal counsel of Employee's choice and that he/she has been given reasonable opportunity to seek such legal advice. The parties hereto acknowledge and agree that: (i) each party and their counsel have (or had the opportunity to have) reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed under seal by its duly authorized representative and Employee has executed this Agreement under seal on the date first above written.

                                     BIG TECHNOLOGIES, INC.

                                     By:____________________________________

                                     Its:____________________________________



ACKNOWLEDGED AND CONSENTED TO:

________________________________
[Employee]